Exhibit 99.2

Earnings Presentation Quarter Ended December 31, 2018 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFBZ (6.50% Notes due 2025)

Important Information and Forward Looking Statements

References in this presentation to "WHF", "we", "us", "our" and "the Company" refer to WhiteHorse Finance, Inc.

This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company's investment objectives, risks, charges and expenses before investing in the Company's securities. Our annual reports on Form 10-K and quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission ("SEC"), contain this and other information about the Company and should be read carefully before investing in the Company's securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company's securities and is not soliciting an offer to buy the Company's securities in any jurisdiction where such offer or sale is not permitted.

A shelf registration statement relating to the Company's securities is on file with the SEC. A public offering of the Company's securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC's website at http://www.sec.gov.

Forward Looking Statements

Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company's future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company's future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company's assets; the Company's business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company's contractual arrangements and relationships with third parties; the dependence of the Company's future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company's prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company's investment adviser; the Company's expected financings and investments; the adequacy of the Company's cash resources and working capital; the timing of cash flows, if any, from the operations of the Company's prospective portfolio companies; and the impact of future acquisitions and divestitures.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words "may," "might," "will," "intend," "should," "could," "can," "would," "expect," "believe," "estimate," "anticipate," "predict," "potential," "plan" or similar words.

The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company's forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the Securities and Exchange Commission, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC.

1

WHITEHORSE FINANCE

2 WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. (“ WhiteHorse Finance” or the “Company”) : Equity Ticker: NASDAQ : WHF Market Cap: $280.2MM NAV / Share: $15.35 Portfolio Fair Value: $469.6MM Current Dividend Yield: 10.4% (1) ; consistent quarterly dividends of $0.355 per share since 2012 IPO (1) Based on March 4, 2019 share price of $13.64 External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”)

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31, 2018, unless otherwise noted. (1) Based on total capital commitments managed by H.I.G. Capital and affiliates (2) Represents number of companies not total number of investments. (3) Based on fair value. Source: Company filings ▪ WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012 ▪ WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, ("H.I.G. Capital"), a leading global alternative asset manager with ~$30Bn of capital under management (1) ▪ Principally focused on originating senior secured loans to performing lower middle market companies with individual enterpris e v alues generally between $50MM and $350MM ▪ Diversified investment portfolio totaling $ 469.6MM as of December 31, 2018 ▪ Investments across 39 (2) portfolio companies as of December 31, 2018 − Average Investment Size (3) : $8.9MM (Average Debt Investment Size (3) : $10.1MM) − Largest Portfolio Company Investment (3) : $25.2MM ▪ Invested $1,224MM in 97 portfolio company transactions since December 2012 IPO $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 2012 2013 2014 2015 2016 2017 2018 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 2012 2013 2014 2015 2016 2017 2018 Net asset value Cumulative dividends paid

Overview of WhiteHorse Finance, Inc. (continued)

Investment Strategy

- Generate attractive risk-adjusted return in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital
- Differentiated proprietary deal flow from 41 dedicated deal professionals sourced through direct coverage of financial sponsors and intermediaries
- Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility
- 10 person investment committee with more than 250 years of industry experience
- Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $4MM to $20MM

Summary Stats:

Invested Capital since IPO:	$1,224MM(1)
Number of Investments Made:	~97(1)
Average Investment Size:	~$8.9MM(2)(5)
All-in Yield:	11.9%(2)(3)
Net Debt / EBITDA of Current Portfolio Companies:	~3.5x (2)(4)
Secured Debt as a % of Total Debt:	100%(2)

Note: As of December 31, 2018 unless otherwise noted.
(1) Reflects life-to-date since IPO through December 31, 2018.
(2) As of December 31, 2018
(3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities, as of December 31, 2018 is 11.8%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.
(4) Measured at origination based on WHF's underwriting leverage
(5) Across 53 investments.

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WHITEHORSE FINANCE

5 Summary of Quarterly Results Fiscal Quarter Highlights ▪ Total investments at fair value declined by $40.1 million to $469.6 million in Q4 2018 as compared to $509.6 million in Q3 20 18, driven by the realization of the Company’s investment in Aretec Group, Inc. (“ Aretec ”). The total proceeds from this realization totaled $53.7 million, which are being redeployed in new investments. ▪ The Company made investments into 5 new portfolio companies and participated in a refinancing of an existing portfolio company. In addition to the Aretec realization, the Company had 2 other full exits during Q4 2018: Montrose Environmental Group, Inc. and SecurAmerica , LLC. ▪ The weighted average effective yield on investments at the end of Q4 2018 remained constant at approximately 11.9% as compared to end of prior quarter ▪ Q4 net investment income, after reflecting a ~$0.9 million excise tax accrual, is ~$8.0 million, or $0.391 per share. Q4 Core NI I (1) , after adjusting for the net effects of the excise tax (i.e., net of incentive fees) as well as the ~$0.6 million reversal of the capital gains incentive fee accrual, is estimated to be $8.2 million, or $0.398 per share, compared with the quarterly distribution of $0.355 per share. Thi s compares with Q3 Core NII of $7.2 million, or $0.349 per share. ▪ Net realized and unrealized losses for Q4 2018 were ~$3.1 million and were primarily driven by markdowns on StackPath , LLC & Highwinds Capital, Inc. ($3.1 million) and AG Kings Holdings, Inc. ($0.9 million) partially offset by a markup to par on Caelus Energy Alaska O3, LLC ($1.5 million). ▪ NAV per share at the end of Q4 2018 was $15.35 per share, decreasing from $15.46 per share reported at the end of Q3 2018. ▪ Leverage levels decreased during the quarter, and leverage was approximately 0.57x at the end of Q4 2018 as compared to 0.62x at the end of Q3 2018. Cash on - hand at the end of Q4 2018 was $33.7 million; therefore, net leverage was 0.46x. During the quarter, the Com pany’s credit facility was amended to allow a temporary reduction in the minimum borrowing balance to $115 million. (1) Core net investment income is a non - GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com .

Quarterly Operating Highlights

Unaudited Quaterly Financials (USD in MM, expect per share data)		Q4 17		Q1 18		Q2 18		Q3 18		Q4 18
Total Investment Income	$	**13.9**	$	**16.6**	$	**14.7**	$	**15.3**	$	**16.7**
Expenses										
Interest Expenses		2.4		2.6		2.8		3.3		3.0
Base Management Fees		2.4		2.4		2.6		2.6		2.5
Performance-based Incentive Fees		1.7		2.1		3.9		4.9		1.2
Other Expenses		0.6		0.9		0.7		0.7		1.9
Total Expenses		**7.1**		**8.0**		**10.0**		**11.5**		**8.6**
Net Investment Income	$	**6.8**	$	**8.6**	$	**4.6**	$	**3.8**	$	**8.0**
Net Realized and Unrealized Gain / (Loss)		1.7		5.3		14.4		15.7		(3.1)
Net Increase in Net Assets from Operations	$	**8.5**	$	**13.9**	$	**19.1**	$	**19.5**	$	**4.9**
Per Share										
Net Investment Income (NII)	$	*0.33*	$	*0.42*	$	*0.22*	$	*0.18*	$	*0.39*
Core NII [(1)]	$	*0.33*	$	*0.42*	$	*0.33*	$	*0.35*	$	*0.40*
Net Realized and Unrealized Gain / (Loss)	$	*0.08*	$	*0.26*	$	*0.71*	$	*0.77*	$	*(0.15)*
Earnings	$	*0.41*	$	*0.68*	$	*0.93*	$	*0.95*	$	*0.24*
Dividends Declared	$	*0.355*	$	*0.355*	$	*0.355*	$	*0.355*	$	*0.355*
Core NII Dividend Coverage		*93%*		*118%*		*93%*		*98%*		*112%*

Note: As of December 31, 2018 unless otherwise noted; numbers may not foot due to rounding.

(1) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com.

Source: Company filings

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WHITEHORSE FINANCE

7 Quarterly Balance Sheet Highlights Note: As of December 31, 2018 unless otherwise noted Source: Company filings Unaudited Quaterly Financials Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 (USD in MM, expect per share data) Assets Investments at Fair Value 440.7$ 467.7$ 511.4$ 509.6$ 469.6$ Cash and Equivalents (1) 38.9 18.6 18.6 26.6 33.7 Other Assets 5.9 6.3 8.5 5.6 10.8 Total Assets 485.5$ 492.6$ 538.5$ 541.8$ 514.1$ Liabilities Debt (net of issuance costs) 182.1 182.3 215.3 195.7 176.0 Other Liabilities 16.5 16.8 17.9 28.5 22.8 Total Liabilities 198.6$ 199.1$ 233.2$ 224.2$ 198.8$ Total Net Assets 287.0$ 293.5$ 305.3$ 317.7$ 315.3$ Total Liabilities and Net Assets 485.5$ 492.6$ 538.5$ 541.8$ 514.1$ Net Asset Value per Share 13.98$ 14.30$ 14.87$ 15.46$ 15.35$ Leverage Ratio (2) 0.64x 0.63x 0.71x 0.62x 0.57x Net Leverage Ratio (3) 0.51x 0.57x 0.65x 0.54x 0.46x Gross Fundings 43.3 85.9 78.6 45.3 67.2 Exits and Repayments (40.5) (65.8) (50.4) (64.0) (105.6) Net Fundings 2.8$ 20.0$ 28.2$ (18.7)$ (38.3)$ Note that numbers may not foot due to rounding (1) Includes Restricted Cash (2) Calculated as Total Debt Outstanding divided by Total Net Assets (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets

Portfolio Highlights

($ in MM, except per share amounts)

Portfolio Investment		Q4 2017		Q1 2018		Q2 2018		Q3 2018		Q4 2018
Total Fair Value of Investments	$	440.7	$	467.7	$	511.4	$	509.6	$	469.6
Number of Portfolio Investments		43		48		52		49		53
Average Investment Size	$	10.2	$	9.7	$	9.8	$	10.4	$	8.9
Average Debt Investment Size	$	10.9	$	10.3	$	10.3	$	10.6	$	10.1
Fair Value as a Percentage of Principal		97.3%		94.5%		95.5%		96.6%		96.1%

Total Portfolio Effective Yield (1)	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Weighted average effective yield on income-producing debt investments	11.9%	12.0%	12.0%	11.9%	11.9%

Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Percentage of fixed rate investments	0.1%	0.0%	0.0%	0.0%	0.0%
Percentage of floating rate investments	99.9%	100.0%	100.0%	100.0%	100.0%

Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Sponsor	31.9%	31.3%	34.1%	33.8%	44.1%
Non-Sponsor	68.1%	68.7%	65.9%	66.2%	55.9%

Total Portfolio Composition by Instrument Type (Fair Value)	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
First lien secured loans	52.3%	54.6%	60.3%	63.5%	76.5%
Second lien secured loans	39.1%	35.6%	28.2%	21.7%	20.7%
Equity	8.7%	9.8%	11.5%	14.8%	2.8%

Investments on Non-Accrual Status	Q4 2017		Q1 2018		Q2 2018		Q3 2018		Q4 2018
Fair Value of Investments on Non-accrual Status	n/a	$	0.1	$	0.1	$	0.1	$	0.1
Cost of Investments on Non-accrual Status	n/a	$	1.0	$	1.0	$	1.0	$	1.0
% of Investments on Non-accrual Status (Fair Value)	n/a		0.0%		0.0%		0.0%		0.0%
% of Investments on Non-accrual Status (Cost)	n/a		0.2%		0.2%		0.2%		0.2%

Note: As of December 31, 2018 unless otherwise noted. Not a guarantee of future performance or investment pace.
(1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. Weighted average effective yield for entire portfolio, including equities, as of the end of Q4 2017, Q1 2018, Q2 2018, Q3 2018 and Q4 2018 were 11.4%, 11.5%, 11.4%, 11.3% and 11.8%, respectively.
Source: Company filings

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WHITEHORSE FINANCE

Portfolio Trends Historical Portfolio Trends 9 % Floating and % Fixed (Based on Fair Value ) % Instrument Type (Based on Fair Value) % Sponsored / Non - Sponsored (Based on Fair Value) Non Accruals/Fair Value (1) Note: As of end of each year presented, unless otherwise noted. Not a guarantee of future performance or investment pace . (1) Measured as a % of fair value; except as otherwise indicated, non - zero values <0.05%. 88.4% 96.1% 97.1% 99.8% 99.9% 100.0% 11.6% 3.9% 2.9% 0.2% 0.1% 0.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2013 2014 2015 2016 2017 2018 Floating Fixed 60% 33% 28% 32% 32% 44% 40% 67% 72% 68% 68% 56% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2013 2014 2015 2016 2017 2018 Sponsor Non-Sponsor 0% 0% 0% 0% 0% 0% 0% 0% 1.7% 1.7% 1.7% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 % of Investments on NonAccrual 52% 55% 52% 60% 52% 77% 48% 40% 43% 33% 39% 21% 0% 5% 5% 7% 9% 3% 2013 2014 2015 2016 2017 2018 % First Lien Loans % Second Lien Loans % Equity

10 Note: As of December 31, 2018, unless otherwise noted; numbers may not foot due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry (1) (Based on Fair Value) 100% of WHF loans are senior secured Borrower and Industry Diversity 10% 7% 7% 7% 7% 6% 5% 5% 4% 4% 4% 4% 29.2% Specialized Finance Broadcasting Other Diversified Financial Services Leisure Facilities Diversified Support Services Food Retail Internet Software & Services Data Processing & Outsourced Services Advertising Investment Banking and Brokerage Oil & Gas Internet Retail Other 5.4% 5.3% 4.3% 4.0% 3.8% 3.7% 3.7% 3.7% 3.6% 3.6% 59.1% Sigue Corporation Future Payment Technologies, L.P. Oasis Crews of California, Inc. Multicultural Radio Broadcasting, Inc. JVMC Holdings Corp. Caelus Energy Alaska O3, LLC Golden Pear Funding Assetco, LLC Clarus Commerce, LLC Team Car Care Holdings, LLC Other

Effective Yield & Dividend Coverage

Debt Portfolio Effective Yield and Borrower Leverage[1] From IPO to December 31, 2018



15.5%
14.9%
13.1%
11.8%
11.7%
11.1%
10.7%
11.3%
11.4%
11.7%
11.6%
11.8%
11.9%
11.9%
12.1%
11.8%
11.8%
11.9%
11.9%
11.9%
12.0%
12.0%
11.9%
11.9%
2.8x
2.4x
4.1x
3.4x
3.4x
2.1x
4.5x
3.0x
3.8x
2.3x
3.1x
2.7x
3.0x
3.6x
2.9x
3.4x
3.2x
3.5x
3.4x
3.4x
3.2x
3.3x
3.3x
3.5x
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Borrower Leverage through WHF Security
Effective Yield

Core NII[2] to Dividend Coverage



Covered by $0.00
Covered by $0.04
Covered by $0.02
Missed by $0.01
Covered by $0.01
Missed by $0.00
Covered by $0.04
Covered by $0.00
Covered by $0.00
Covered by $0.02
Missed by $0.07(3)
Missed by $0.02
Covered by $0.07
Missed by $0.03
Missed by $0.01
Covered by $0.04
$0.36 $0.36
$0.39 $0.36
$0.38 $0.36
$0.35 $0.36
$0.37 $0.36
$0.35 $0.36
$0.40 $0.36
$0.36 $0.36
$0.36 $0.36
$0.38 $0.36
$0.29 $0.36
$0.33 $0.36
$0.42 $0.36
$0.33 $0.36
$0.35 $0.36
$0.40 $0.36
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Core NII per share
Dividends per share

Note: Amounts may not foot due to rounding.

(1) Portfolio leverage is based on investment leverage at inception

(2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com

(3) WHF's dividend coverage was impacted in 3Q 2017 by the timing of deployment of the equity issuance of ~$31mm in June 2017

Source: Company filings

WHITEHORSE FINANCE

11

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace . (1) As of December 31, 2018 WHF had $4.05MM of deferred debt issuance costs (2) Gross leverage excluding cash 0.77x 0.78x 0.79x 0.70x 0.74x 0.77x 0.68x 0.65x 0.64x 0.63x 0.71x 0.62x 0.57x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Debt/ Equity 3 Current Debt Outstanding (as of December 31, 2018) ($ in MM) Commitment Outstanding (1) Weighted Average Interest Rate Maturity Additional Information Revolving Credit Facility $200.0 ($235.0 with Accordion) $ 115.0 L+2.75% payable quarterly 2021 Amended Nov 2018 for Minimum Utilization Private Notes $30.0 $30.0 6.00% payable semiannually ; unsecured 2023 Senior Notes $ 35.0 $ 35.0 6.50 % payable quarterly; unsecured 2025 NASDAQ: WHFBZ Total Debt $ 265.0 $180.0 Total Shareholders ’ Equity/Net Assets $315.3 NA Funding Profile 1 2 Gross Debt to Equity (2) 1.0x - 1.25x Target Leverage

13 Appendix

Origination Pipeline Funnel(1)

Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance

Over 41 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF

\+

25 person business development team seeks opportunities from H.I.G.'s proprietary database of over 21,000 contacts (telephonic salesforce)

\+

Deals being sourced by more than 375 Investment Professionals Across H.I.G.'s platform

Typical Underwriting Process: 1-3 months	**Total**	**% of Sourced**
Opportunities Reviewed	**4,225**	*100.00%*
Initial Due Diligence	**1,250**	*29.59%*
Term Sheets Delivered	**312**	*7.38%*
Closed Transactions	**63**	*1.54%*

- With access to H.I.G. Capital's extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market
- Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits

(1) Origination Pipeline figures reflect 2014 through December 31, 2018

14

WHITEHORSE FINANCE